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                                                                    Exhibit 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                               NTL INCORPORATED

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NTL Incorporated (the "Company") made pursuant to a
prospectus dated        , 1998 (the "Prospectus"), if certificates for Old
Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                            The Exchange Agent is:


                                  In New York

    By Mail, By Hand and Overnight                  By Facsimile:
               Courier:


                                                   (212) 638-7380
       The Chase Manhattan Bank                    (212) 638-7381
   Corporate Trust-Securities Window

       Room 234, North Building                 Confirm by Telephone:

            55 Water Street
       New York, New York 10041            Carlos Esteves: (212) 638-0828
                                                            (212) 638-0454

                                 In Luxembourg

    By Mail, By Hand and Overnight                  By Facsimile:
               Courier:


                                                  (352) 46 26 85380
 Chase Manhattan Bank Luxembourg S.A.

             5 Rue Plaetis                      Confirm by Telephone:

          L-2338, Luxembourg
                                         Veronique Cridel: (352) 46 26 85284

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount at Maturity of Old Notes
Tendered:*

$____________________________________

Certificates Nos. (if available):
_____________________________________     If Old Notes will be delivered by
                                          book-entry transfer to The
                                          Depository Trust Company, provide
                                          account number.


Total Principal Amount at Maturity
Represented by Old Notes
Certificate(s):

                                          Account Number_______________________

$____________________________________

* Must be in denominations of principal amount at maturity of $1,000 or (Pounds)1,000 and any integral multiple thereof. See Instruction 1 in the Letter of Transmittal.

[_] CHECK HERE IF OLD STERLING SENIOR NOTES ARE BEING TENDERED

[_] CHECK HERE IF OLD STERLING DEFERRED COUPON NOTES ARE BEING TENDERED

[_] CHECK HERE IF OLD USD DEFERRED COUPON NOTES ARE BEING TENDERED
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  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                               PLEASE SIGN HERE
x ___________________________________             _____________________________
x ___________________________________             _____________________________
  Signature(s) of Owner(s) or                                 Date
  Authorized Signatory

  Telephone Number (including area code):___________________

  This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):    ___________________________________________________________________
            ___________________________________________________________________
Capacity:   ___________________________________________________________________
Address(es):___________________________________________________________________
            ___________________________________________________________________
            ___________________________________________________________________

                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_____________________________________     _____________________________________
Name of Firm                                      Authorized Signature


_____________________________________     _____________________________________
Address                                                   Title


_____________________________________     Name: _______________________________
Zip Code                                         (Please Type or Print)


Area Code and Tel. No. ______________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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